Exhibit 10.10

[2018] L.L.N.S.H.L.J.Z. No. 210732018122110030003

Working Capital Loan Contract

Borrower ：JIANGXI YIBO E-TECH CO.,LTD

Credit Rating AA

Lender：

Special Notice: This Contract is entered into by and between the Borrower and the Lender through negotiation on the basis of equality and free will. All the terms and conditions hereof represent the true intention of both parties. In order to protect the legitimate rights and interests of Borrower, the Lender hereby requests the Borrower to give full attention to all provisions concerning the rights and obligations of the parties, especially those shown in bold.

Working Capital Loan Contract

[2018] L.L.N.S.H.L.J.Z. No. 210732018122110030003

Borrower: JIANGXI YIBO E-TECH CO.,LTD.

Business License No.: 91360500566298184K

Legal Representative / Person in Charge:

Business Address:

Mailing Address:

Postal Code: 343100              Tel.:

Electronic Contact Information:

Lender: Xinyu Rural Commercial Bank Co., Ltd. Gaoxin Branch

Legal Representative / Person in Charge: Peng Huang

Business Address:

Postal Code: 338000

Tel.: 6961597 Fax: __________________________

Pursuant to the laws and regulations of the People's Republic of China and other relevant regulations, the Borrower and the Lender, on the basis of equality through negotiations, have reached an agreement with respect to the matter that the Lender grants a working capital loan to the Borrower, and hereby execute this Contract.

Chapter 1 Execution Provisions

Article 1 Loan Amount

Loan Amount (in words): CNY 叁仟万整.

(In Figures) CNY 300,000.00.

The loan amount under this Contract is: √revolving borrowing limit ☐ non-revolving loan amount.

Article 2 Loan Term

The valid loan term under this Contract shall be: 36 months from 2018/12/21 to 2021/12/20

☑ In the event that the loan amount hereunder is a revolving borrowing limit, the term of borrowing limit shall be the same as the valid loan term as agreed herein. The term of each loan shall be subject to the term recorded in the loan note.

☐ In the event that the loan amount hereunder is a non-revolving borrowing limit, the loan term shall be the same as the valid loan term as agreed herein. The specific loan term shall be subject to the term recorded in the loan note.

Article 3 Loan Purpose

The loan borrowed hereunder shall be used for buying toner cartridge assembly accessories and packaging materials Without the written consent of the Lender, the Borrower may neither change the loan purpose nor use the loan for any other purposes. The Lender shall have the right to supervise the Borrower's use of the loan.

Article 4 Loan Interest Rate, Interest Calculation and Settlement

1. Loan Interest Rate

The method as described in following Item (2) shall apply for the determination of loan interest rate:

(1) Fixed Interest Rate. In other words, the annual interest rate shall be / _%. The interest rate shall remain unchanged during the term of this Contract.

(2) Floating Interest Rate. The loan interest rate shall be determined by the benchmark interest rate plus the floating range. The benchmark interest rate shall be the benchmark loan interest rate of the People's Bank of China on withdrawal date corresponding to the loan term stipulated in Article 2. The floating range shall be 49% (☑ higher than / ☐ lower than / ☐ the same to) the benchmark loan interest rate (only select one), and the floating range shall remain unchanged during the term of this Contract. In case of any adjustment to the benchmark loan interest rate and the loan interest rate determination method made by the People's Bank of China, the manner as described in the following Item ② shall apply and the Lender will not give a further notice to the Borrower:

① From January 1 of the next year, the loan interest rate shall be adjusted, on the basis of the benchmark loan interest rate over the new same period, in accordance with the floating ratio agreed herein;

② From the effective date of the interest rate adjustment by the People's Bank of China, the loan interest rate shall be adjusted, on the basis of the new benchmark loan interest rate, in accordance with the floating ratio agreed herein;

③ With respect to a disbursed loan, in case of any adjustment to the interest rate made by the state, the loan interest rate shall not be adjusted.

(3) The loan interest rate shall be determined by other methods: ________________/ _______________________________.

2. Interest Settlement Method

The Borrower will settle the interest in a method as described in following Item (2):

(1) Quarterly Interest Settlement. The 20th day of the last month of each quarter shall be the interest settlement date, and the 21st day shall be the interest payment date.

(2) Monthly Interest Settlement. The 20th day of each month shall be the interest settlement date, and the 21st day shall be the interest payment date.

(3) The interest shall be settled by other methods: ________ / _______________.

In the event that the repayment date of the last installment of loan principal is not the interest payment date, such repayment date of the last installment of loan principal shall be the interest payment date on which the Borrower shall pay off all the interests payable.

3. Penalty Interest Rate

(1) In the event that the Borrower fails to repay the loan within the agreed time limit, interest shall be calculated and charged over the overdue part at the penalty interest rate for overdue loan from the overdue day, until the principal and interest are paid off;

(2) In the event that the Borrower uses the loan for any purposes other than those agreed herein, interest shall be calculated and charged over the misappropriated part at the penalty interest rate for misappropriated loan from the misappropriation date, until the principal and interest are paid off;

(3) In the event that the loan is overdue and misappropriated, interest shall be calculated and charged at the penalty interest rate for misappropriated loan;

(4) With respect to the interest and penalty interest that the Borrower fails to pay as scheduled, compound interest shall be calculated and charged at the penalty interest rate agreed in this paragraph in the interest settlement method as agreed in Paragraph 2 hereof;

(5) In case of any adjustment to the loan interest rate agreed herein, the penalty interest and compound interest shall be calculated at the adjusted interest rate from the adjustment date;

(6) Penalty Interest Rate

The penalty interest rate for overdue loan shall be 50% higher than the loan interest rate agreed in Paragraph 1 hereof; the penalty interest rate for misappropriated loan shall be 100% higher than the loan interest rate agreed in Paragraph 1 hereof.

Article 5 Loan Amount Payment Method

Loan Disbursement and Repayment Account: the Borrower shall open an account as follows with the Lender as the loan disbursement and repayment account, which shall be used for loan disbursement, payment and repayment.

Account-holding Bank: Xinyu Rural Commercial Bank Co., Ltd. Gaoxin Branch

Account Name:  JIANGXI YIBO E-TECH CO.,LTD.

Account Number:  210738001000039561

Article 6 Repayment

Unless otherwise agreed by the parties, the Borrower shall repay the loan hereunder in accordance with the repayment schedule as set forth in Item 2 below:

1. Repay the loan hereunder in full upon the expiration of the loan term.

2. Repay the loan hereunder in accordance with the following repayment schedule:

Repayment Time	Repayment Amount
1. Before the maturity date of the IOU	The amount of the IOU
2.
3.
4.

5.
6.
7.
8.
9.
Total

3. Other Repayment Schedule: ___ / ______________________.

4. Where the Borrower makes repayment in advance, it shall obtain the consent from the Lender / banking days in advance; where the Lender agrees that the Borrower makes repayment in advance, the Lender shall be entitled to charge liquidated damages equivalent to _ / (☐ /_% of prepayment amount ☐ / one month interest of remaining principal ☐ /_% of remaining principal), in addition to the interest calculated and charged at the interest rate agreed herein for the actual loan term.

Article 7 Guarantee

The loan hereunder shall be a guaranteed (credit/guaranteed) loan. The guarantee type shall be mortgage (guarantee/mortgage/pledge), and the guarantee contract shall be executed separately.

Article 8 Contract Agreements on the Borrower's Financial Indicators:

1. _________________ / _______________________________

2. _________________ / ________________________________

3. _________________/ __________________________________

Article 9 Applicable Law and Dispute Resolution

1. This Contract shall be governed by the laws of the People's Republic of China.

2. After this Contract takes effect, any dispute arising from the execution or performance hereof or in connection with this Contract shall be settled by both parties through negotiation. If such negotiation fails, either party may file a lawsuit with the People's Court having jurisdiction over the place of the Lender in accordance with the law.

3. During the dispute resolution, in the event that the dispute does not affect the performance of the remaining provisions of this Contract, such remaining provisions shall continue to be performed.

4. After negotiation between the parties, the parties may conduct notarization for the compulsory enforcement of this Contract. The Borrower agrees that this Contract shall have the compulsory enforcement effect after it is notarized. In the event that the Borrower fails to perform its obligations under this Contract, the Lender may apply to the People's Court having jurisdiction for compulsory enforcement according to law.

Article 10 Effectiveness of the Contract

This Contract shall take effect from the date when the legal representatives (persons in charge) or authorized agents of the Borrower and the Lender respectively affix their signatures or seals and the corporate seals hereto.

This Contract is made out in duplicate, with the Borrower and the Lender holding one counterpart each. Each counterpart shall have the same legal effect.

Article 11 Other Agreements

_______________________________ / _____________________________________

_______________________________ / _______________________________________

_______________________________ / ______________________________________.

Chapter 2 Standard Provisions

Article 12 Interest Calculation

The interest shall be calculated from the Borrower's actual withdrawal date and shall be calculated according to the actual withdrawal amount and use days of loan.

Interest Formula: Interest = Principal × Actual Days × Daily Interest Rate.

The daily interest rate is calculated on a base of 360 days a year. Conversion Formula: Daily Interest Rate = Annual Interest Rate / 360.

Article 13 Withdrawal Conditions

1. The Borrower must meet the following conditions for withdrawal, otherwise the Lender shall have no obligation to disburse any loan to the Borrower, unless the Lender agrees to disburse the loan in advance:

(1) The Contract and its appendixes have become effective;

(2) The Borrower has reserved to the Lender the Borrower's documents, receipts, seals, lists of persons and specimen signatures in relation to the execution and performance of this Contract and filled in the relevant vouchers;

(3) The Borrower has, according to the Lender's requirements, opened an account necessary for the performance of this Contract;

(4) The Borrower, within 3 banking days prior to the withdrawal, has submitted to the Lender the written withdrawal notice and the relevant supporting documents for loan purpose which is consistent with the purpose as agreed herein, and has completed the relevant withdrawal procedures;

(5) The Borrower has submitted to the Lender the resolution and letter of authorization of the board of directors or other competent authorities, which agree to the execution and performance of this Contract;

(6) In accordance with relevant regulatory provisions and management requirements of the Lender, if the loan exceeds a certain amount or meets other conditions, the Lender shall, according to the Borrower's withdrawal application and payment authorization, pay the loan to the payment object conforming to the purpose agreed herein in a manner of authorized payment by the Lender;

(7) In addition to the credit loan, the Borrower has provided the corresponding guarantee as required by the Lender and has completed the relevant guarantee procedures, and the guarantee is legal and valid;

(8) The Borrower has not breached this Contract or any other contracts executed by and between the Borrower and the Lender;

2. In the event that the Borrower fails to make any withdrawal for 3 consecutive months from the contract execution date, the Lender shall be entitled to cancel the borrowing limit.

Article 14 Special Arrangements on Revolving Loan

1. During the term of revolving borrowing limit, the sum of the loan principal balance of at any time shall not exceed the revolving borrowing limit; the repayment date of any withdrawal shall not exceed the term of revolving borrowing limit.

2. The Lender shall reasonably set the amount and term of each revolving loan according to the scale and cycle of the Borrower's production and operation.

Article 15 Loan Amount Payment

1. The authorized payment by the Lender means that the Lender pays the loan fund to the Borrower's counterparty in a transaction conforming to the purpose agreed herein according to the Borrower’s withdrawal notice and payment authorization.

Payment of the Borrower’s loan fund for which the amount of a single payment under this Contract exceeds the specified amount shall be made in a manner of authorized payment by the Lender.

In the event of the authorized payment by the Lender, the Borrower shall make express payment authorization and provide other necessary payment information (including name of counterparty who receives payment, account number of such counterparty, and amount of payment) in the withdrawal notice, and submit to the Lender the supporting documents for loan purpose such as business contracts required for the examination. In this case, the Lender shall pay the loan fund to the counterparty of the Borrower via the Borrower’s account upon examination and approval. In the event of the Lender’s failure to perform its obligation to pay upon authorization resulting from untruthfulness, incorrectness, and incompleteness of the information of payment authorization and relevant transactions furnished by the Borrower, the Lender shall not be held liable for such failure whatsoever and the Borrower’s obligation to repay under the Contract shall not be affected. The Lender will make payment to the account of the Borrower’s counterparty in accordance with the Borrower's withdrawal notice and the payment certificate as required by the Lender.

In the event that the Lender, upon examination, discovers that the supporting documents for loan purpose such as business contracts furnished by the Borrower fail to comply with the Contract or there is any other defects, the Lender shall be entitled to request the Borrower to supplement, replace, explain or re-furnish such documents, and the Lender may suspend granting or paying of such loans until the Borrower has furnished the supporting documents such as business contracts to the satisfaction of the Lender.

In the event that the account-holding bank of the counterparty returns such payments, resulting in the Lender’s failure to transfer such loans to the Borrower’s counterparty as authorized by the Borrower in a timely manner, the Lender shall not be liable for such failure whatsoever and the Borrower’s obligation to repay under the Contract shall not be affected. With respect to the funds returned by the account-holding bank of the counterparty, the Borrower shall re-furnish the payment authorization and the supporting documents for loan purpose such as business contracts required for the examination, and the Lender shall pay the loan fund to the counterparty of the Borrower via the Borrower’s account upon examination and approval.

All the expenses incurred by the payment of loan to the counterparty designated by the Borrower in a manner of authorized payment under this Contract shall be borne by the Borrower. The Borrower shall pay the above expenses to the Lender at the time of the authorized payment of each loan.’

The Borrower shall not violate the above provisions to dodge the authorized payment by the Lender by way of breaking up a large amount into several small amounts.

2. Except for the cases where the authorized payment by the Lender must be adopted as stipulated in the preceding paragraph, unless otherwise agreed by both parties, payment of other loans shall be made by the Borrower itself, namely, after the Lender disburses the loans to the Borrower’s account pursuant to the withdrawal application submitted by the Borrower, the Borrower pay by itself to the its counterparty that complies with the purpose as agreed in the Contract.’

In the event that the Borrower needs to change the aforesaid repayment schedule, it shall submit a written application to the Lender 10 banking days prior to the maturity date of the loan, and the changed repayment schedule is subject to the written confirmation by the Parties.

3. In the event that the Borrower needs to extend the loan term agreed herein, it shall submit a written application to the Lender 30 banking days prior to the maturity date of the loan, and the parties shall enter into a renewal agreement after the Lender approves the extension. In the event that the Borrower's application for extension is not approved by the Lender, the Borrower shall still repay the loan in full according to the repayment term agreed herein.

4. Unless otherwise agreed by the Parties, if both the principal and the interests are overdue by the Borrower, the Lender shall be entitled to decide on the sequences for repaying the principal or the interests; under the condition of installment repayment, if several mature installments and overdue installments exist under this Contract, the Lender shall be entitled to decide the sequences for repaying any installment; if several outstanding loan contracts exist between the Parties, the Lender shall be entitled to decide the sequences for repaying any contract.

5. The Borrower shall repay the loan principal, interests and other amounts payable in full and on time according to provisions stated herein. The Borrower shall, prior to the repayment date and each interest settlement date, deposit in full the current interests, principal and other amounts payable to the repayment account opened with the Lender, and the Lender shall be entitled to collect the funds on the repayment date or the interest settlement date or to request the Borrower to cooperate in handling the relevant transfer procedures. In the event that the amount in the repayment account is insufficient to pay the full amount due from the Borrower, the Lender shall be entitled to decide the sequences for repayment.

6. The Lender shall be entitled to collect the loan in advance on the basis of the capital withdrawal of the Borrower.

7. Loan Note: The loan note shall be an integral part of this Contract. In the event that there is no record in this Contract, or the loan amount, withdrawal amount, repayment amount, borrow date and maturity date of the loan, loan term, loan interest rate and loan purpose as recorded in this Contract is inconsistent with those recorded in the loan note, the loan note shall prevail.

Article 16 Guarantee

In the event that any event occurs to the Borrower or the guarantor, and causes the Lender to believe that it may affect the performing capability of the Borrower or the guarantor; or the guarantee contracts are deemed as invalid, canceled or resolved; or the performing capability of the Borrower or guarantor may be affected due to the deterioration in their financial condition or that the Borrower and the guarantor are involved in substantial lawsuit or arbitration or other reasons; or the guarantor breaches the guarantee contracts or other contracts with the Lender; or the collateral value decreases or gets lost due to the devaluation, damage, lost or sequestration of the collateral; the Lender shall be entitled to require, and the Borrower shall have the obligation to provide new guarantee, supplement or replace the guarantor to guarantee the liabilities under this Contract.

Article 17 Representations and Undertakings

1. The Borrower hereby represents that:

(1) The Borrower is a legal entity incorporated, registered and existing under the administration for industry and commerce or other competent authorities and has full capacity of civil rights and conduct to conclude and perform the Contract.

(2) The Borrower executes and performs this Contract out of true intension, has obtained all legal and valid authorizations required by the Borrower’s Articles of Association and bylaws, and will not be in violation of any agreement, contract, or other legal documents with binding force to the Borrower. The Borrower has obtained or will obtain all the required approval, consent, documentation or registration for executing and performing this Contract.

(3) The Borrower is in good faith and all the documents, financial statements, certifications and other information provided by the Borrower to the Lender under this Contract are true, complete, accurate and valid, and free from false records, material omissions or misleading statements. The financial and accounting reports provided to the Lender are prepared in accordance with Chinese accounting standards, and truly, fairly and completely present the Borrower’s operating and liability condition.

(4) The transaction background that the Borrower represents to the Lender is real and legal, not for any illegal purposes such as money laundering. The loan purpose and the source of repayment are clear and legal.

(5) The Borrower has a good credit status, does not have material bad credit record, and does not conceal from the Lender any fact that may affect the Borrower’s and the guarantor’s financial condition and performance capability. The Borrower does not conceal from the Lender any litigation, arbitration or claim in which it is involved.

(6) The borrower has repaid other debts payable as scheduled and has not maliciously defaulted on the payment of principal and interest of the bank loan.

2. The Borrower hereby undertakes that:

(1) The Borrower shall withdraw and use the loan in accordance with the term and purpose agreed herein. The loan borrowed hereunder shall neither be used for the investment in fixed asset and equity and other investments, nor flow into the securities market or the futures market in any form, or be used for other purposes prohibited or restricted by relevant laws and regulations.

(2) The Borrower shall deliver its financial statements (including but not limited to annual, quarterly and monthly reports) and other relevant documents to the Lender on a regularly and timely basis in accordance with the requirements of the Lender; the Borrower shall ensure that the financial indicators will comply with the Contract all the time. If the production and operation qualification/license is subject to the annual audit, such qualification/license will pass the annual examination as scheduled.

(3) The Borrower shall withdraw, repay and use the loan as stipulated herein.

(4) If the Borrower has executed or will execute with the guarantor under this Contract a counter-guarantee agreement or similar agreement regarding its guarantee obligations, this counter-guarantee agreement or similar agreement will not prejudice any Lender’s right under this Contract.

(5) The Borrower shall accept the credit inspection and supervision conducted by the Lender, and provide sufficient assistance and cooperation; from the effective date of this Contract and prior to discharge of the principal and interests and related expenses hereunder, the Borrower agrees and authorizes the Lender to monitor the account opened with the Lender, examine and analyze the Borrower’s production and operation (including but not limited to the construction and operation of the Borrower’s projects), and make dynamic monitoring on the income cash flow and overall fund flow of the Borrower; the Borrower shall accept and actively cooperate with the examination and supervision made by the Lender on the usage of the loan funds including the loan purpose by account analysis, proof inspection and site investigation, and make summary report in a periodic manner as required by the Lender.

(6) The Borrower’s merger, division, decrease of capital, equity transfer, external investment, substantial increase of debt financing, transfer of material assets and claims and other events which may have adverse effect on the solvency of the Borrower shall be subject to the written consent of the Lender.

The Borrower shall give a notice to the Lender within 7 days after it becomes or should have become aware of any of the following circumstances:

A. Change of the Articles of Association, business scope, registered capital, legal representative of the Borrower or the guarantor;

B. Change of management mode such as joint management in any form, cooperation with foreign enterprises, cooperation, contracting management, reorganization, reform and planned listing;

C. Involved in material litigation or arbitration cases, sequestration, attachment or supervision of properties or collateral, or establishment of new material liabilities on the collateral;

D. Winding up, dissolution, liquidation, stopping business for rectification, cancellation, revocation of business license, (applied for) applying for bankruptcy;

E. Shareholders, directors and current senior managers are suspected of being involved in material cases or economic disputes; or the legal representative/person in charge and current senior executives are found to be in bad health or other material conditions that the they are unqualified for their job;

F. Events of default by the Borrower under other contracts;

G. Difficulty in business operation and deterioration of financial position;

H. In the event that the Borrower is closed, suspended, merged or changes the line of production due to change, restructuring and contracting or with the approval of the competent departments, the Borrower undertakes to give a notice to the Lender in writing within one month prior to the occurrence of the above events and to discharge all debts owed to the Lender immediately. Subject to the consent of the Lender, the Borrower may transfer the debts to the receiving entity or the newly incorporated entity (The Borrower shall, in the process of debt transfer, present and submit to the Lender the documents issued by its competent authority or the contract-issuing party or relevant documents); however, the debt receiving entity must execute a new loan contract with Lender, and before the execution of the new contract, the Lender shall have the right to recover the debts from the Borrower or its receiver at any time.

(7) Liquidation of the debts owed by the Borrower to the Lender shall have priority to the loan extended by the shareholders of the Borrower, and precede the debts of the same kind owed by the Borrower to other creditors. In addition, from the effectiveness of the Contract to the time when all the principal, interests and relative fees under the Contract are paid off, the Borrower shall not return the loan from its shareholders.

(8) In respect of the loan hereunder, the loan conditions such as guarantee conditions, loan rate pricing, discharge sequence provided by the Borrower for the Lender shall be no less than the current or future conditions provided for any other financial institution.

(9) The Borrower shall bear the expenses incurred in connection with the execution and performance of this Contract and the expenses paid and payable by the Lender for realization of its creditor's right hereunder, including but not limited to litigation or arbitration fees, property preservation costs, attorney fees, enforcement fees, evaluation fees, auction fees, and announcement fees.

(10) Account Management

A. The repayment account opened by the Borrower with the Lender (the account stipulated in Article 5) is a special capital withdrawal account, which is used to collect the corresponding sales revenue or the planned repayment fund. Where the corresponding sales revenue is settled in a non-cash manner, the Borrower shall ensure that it will be promptly transferred into the capital withdrawal account upon receipt.

B. The Lender shall have the right to supervise the capital withdrawal account, including but not limited to the understanding and supervision of the fund income and expenditure of the account, and the Borrower shall provide relevant cooperation. At the request of the Lender, the Borrower shall execute a special account supervision agreement with the Lender.

(11) The Borrower shall dispose the assets in a manner that will not reduce its repayment capability. The Borrower undertakes that the total amount of the Borrower’s external guarantee is equal to or less than / times of its net asset, and the total amount of external guarantee as well as the amount of a single guarantee may not exceed the limit as stipulated in its Articles of Association; without the consent of the Lender, the Borrower shall not provide guarantee to any third party or the loans borrowed by the Borrower from any other financial institution with the assets formed by the loans under the Contract.

Article 18 Disclosure of the Related-party Transaction within the Borrower

☑ 1. The Borrower is not identified by the Lender as the group client in accordance with the Guidelines on the Management of Risks of Credits Granted by Commercial Banks to Group Clients (hereinafter referred to the “Guidelines”).

☐ 2. If the Borrower is identified by the Lender as the group client in accordance with the Guidelines, it shall report to the Lender any of the related-party transaction in a timely manner.

☑ 3. The Borrower is subject to such events as major merger, acquisition or reorganization, which in the opinion of the Lender may affect the safety of the loan.

Article 19 Breach of Contract and Settlement

1. The Borrower shall be deemed to have breached the Contract under any of the following circumstances:

(1) The Borrower fails to perform the obligations of payment and liquidation to the Lender according to the stipulations of the Contract;

(2) The Borrower fails to use the loan in a way stipulated in this Contract or fails to use the loan borrowed hereunder for the purpose stipulated in the Contract; or the Borrower fails to go through the withdrawal procedures as scheduled according to the withdrawal plan, or changes the withdrawal plan without the Lender's consent; or the Borrower is in violation of this Contract and dodges the authorized payment by the Lender by way of breaking up a large amount into several small amounts;

(3) The Borrower provides an untrue representation or violates the undertaking it made in this Contract;

(4) If any circumstance under Subparagraph 2(6) of Article 17 arises, and the Lender believes that may affect the financial condition and performing capability of the Borrower or guarantor, but the Borrower refuses to provide new guarantee or change a guarantor according to this Contract;

(5) The Borrower violates any stipulation under any other contract between the Borrower and the Lender; the Borrower violates any stipulation under any Credit Extension Contract between the Borrower and any other financial institution;

(6) The guarantor violates the stipulations of the guarantee contract, or any default events arise under other contract between the guarantor and the Lender;

(7) The Borrower closes down or is dissolved, withdraw or bankrupted;

(8) Where the Borrower involves in or possibly involves in material economic disputes, litigation, arbitration, or its capital is sealed up, seized or enforced for execution, or the administrative organs such as judicial organs or taxation authorities, and industrial and commercial administration file for investigation or adopt punishment measures on the Borrower according to law which has influenced or may influence the performance of the liabilities under this Contract;

(9) Where the main individual investors and key managerial personnel of the Borrower are changed abnormally, disappear or are investigated or the personal freedom thereof is limited by judicial organs according to law which has influenced or may influence the performance of the liabilities under this Contract;

(10) Where the credit circumstances of the Borrower lowers or finance indexes of the Borrower such as profitability, debt-paying ability, operating capacity and cash flow seriously deteriorate and break through the index binding of this Contract or other financial agreements;

(11) The Borrower takes advantage of the false contracts between the Borrower and the affiliated party to obtain funds or credit from the Lender through transactions without true transaction background, and the affiliated party is subject to such events as major merger, acquisition or reorganization which in the opinion of the Lender may affect the safety of the loan; or the Borrower intends to evade the creditor's right of the Lender through related-party transactions;

(12) The Borrower causes any liability accident due to its violation of food safety, production safety, environmental protection and other relevant laws and regulations, regulatory provisions or industrial standards which has influenced or may influence the performance of the liabilities under this Contract;

(13) In the event that the loan under this Contract is granted on the basis of credit, the Borrower's credit rating, profitability, asset-liability ratio, net cash flow from operating activities and other indicators do not meet the Lender's credit loan conditions; or the Borrower, without the written consent of the Lender, establishes mortgage/pledge guarantee or provide guarantee to others with its valid operating assets, which has influenced or may influence the performance of the liabilities under this Contract;

(14) Other circumstances that may have adverse effect on the realization of the creditor's rights of the Lender under this Contract.

2. When the aforesaid breaches arise, as the case maybe, the Lender may take any or all measures as follows:

(1) Require the Borrower and guarantor to rectify their breach within time limit.

(2) Decrease, suspend or terminate all or part of the credit lines of the Borrower.

(3) Suspend or terminate all or part of the business application (such as withdrawal) of the Borrower under this Contract or other contracts between the Borrower and the Lender; partly or totally suspend or cancel to issue, pay and transact the unissued loans.

(4) Declare that all or part of the outstanding principal and interest of the loan and other amounts payable of the Borrower under this Contract and other contracts between the Borrower and the Lender shall become due immediately.

(5) Negotiate with the Borrower to supplement the terms of loan issuance and payment; or the Lender shall have the right to change the loan disbursement and payment conditions in accordance with the credit status of the Borrower such as lowering the minimum amount of authorized payment of the Borrower; or the Lender shall have the right to transfer back the loan fund which the Borrower has paid for default.

(6) Terminate or dissolve this Contract, partly or totally terminate or dissolve other contracts between the Borrower and the Lender.

(7) Require the Borrower to compensate the Lender for the Lender’s loss caused by the Borrower’s default.

(8) Deduct from the Borrower’s account which is opened in the Lender with notice before or after the deduction, so as to discharge all or part of the Borrower's debts to the Lender hereunder. The undue deposit in the account shall be deemed to become due in advance.

(9) Exercise security interest and require the guarantor to take guarantee responsibility.

(10) In the event that the Borrower fails to repay the principal, interest (including penalty interest and compound interest) or other amounts payable as scheduled, the Lender shall have the right to make an announcement for collection through the media or other forms.

(11) Have the right to deduct and debit the deposits and dividends within any account opened by the Borrower with the Lender, and to dispose of the Borrower's equities.

(12) Other measures deemed necessary and possible by the Lender.

Article 20 Reservation of Rights

Any failure by a party to exercise all or part of its rights hereunder or to require the other party to perform or assume all or part of obligations or responsibilities shall not constitute a waiver of such rights or release of the obligations and responsibilities of such party.

Any tolerance, grace or postponement for exercising the rights under this Contract of one Party shall not affect its rights stipulated by this Contract, laws and regulations, and shall not be deemed as a waiver of such rights.

Article 21 Confidentiality

Each party undertakes to keep confidential the trade secrets, technical information, business information and other business secrets obtained from the other party which are not available through public channels. Without the consent of the original provider of the trade secret, neither party shall disclose all or part of the trade secret to any third party, unless otherwise stipulated by laws and regulations or otherwise agreed by both parties.

In the event that either party is in violation of the aforesaid confidentiality obligation, it shall assume the corresponding liability for breach of contract and compensate for the losses caused thereby.

Article 22 Force Majeure

The term Force Majeure as specified in this Contract refers to the objective events that cannot be foreseen, overcome, or avoided and have a significant impact on one party, including but not limited to the natural disasters such as flood, earthquake, fire and storm, as well as the social events such as war and turmoil.

In the event that the Contract cannot be performed as a result of the occurrence of force majeure events, the party affected by the force majeure shall immediately notify the other party of the event in writing, and within 7 days, provide written documents certifying the details of such force majeure event and the reasons for non-performance or delay in performance hereof. Upon consensus through negotiation, the parties may terminate or temporarily delay the performance of the Contract.

 Article 23 Alteration, Amendment and Termination

This Contract can be altered and amended in written form upon consensus through negotiation of the Parties, and any alternation and amendment shall constitute an integral part of this Contract.

This Contract may not be terminated until all the rights and obligations are fully preformed, unless otherwise stipulated in laws and regulations or agreed by the both Parties.

The invalidity of any provision of this Contract shall not affect the legal validity of other provisions, unless otherwise stipulated in laws and regulations or agreed by the both Parties.

Article 24 Agreements on Service

1. The contact information (including mailing address, telephone number, fax number, etc.) provided by the Borrower in this Contract shall be true and valid and shall be the address for service of any notice of the Lender for the Borrower. In case of any change to the contact information, the Borrower shall immediately send/mail the change information in writing to the mailing address provided by the Lender in this Contract. Such information change shall become effective upon the Lender’s receipt of the change notice.

2. Unless otherwise expressly provided for in this Contract, the Lender shall be entitled to give notice to the Borrower in any of the following methods. The Lender shall be entitled to choose the notification method as it thinks fit and shall not be held liable for any error, omission or delay in delivery by mail, fax, telephone, WeChat or any other communication system. Where the Lender simultaneously chooses several notification methods, the one by which the notice is served to the Borrower earlier shall prevail.

(1) By announcement. The notice shall be deemed to be served on the date on which the Lender publishes the announcement on its website, online banking, telephone banking or business outlets;

(2) By hand. The notice shall be deemed to be served on the date on which the Borrower signs for the receipt, or if the Borrower refuses to sign for the receipt, the date on which the server makes a record on the proof of service on the spot;

(3) By mail (including express mail, surface mail or registered mail). The notice, when addressed to the Borrower’s mailing address last known to the Lender, shall be deemed to be served on the date on which the Borrower signs for the receipt, or if the Borrower fails to sign for the receipt, the date on which the mail is returned;

(4) By fax, mobile phone SMS, WeChat or other electronic communication methods. The notice, when sent to the Borrower's fax number, the mobile phone number, WeChat account number or email address designated by the Borrower which is last known to the Lender, shall be deemed to be served on the date on which the notice is sent.

3. Borrower agrees that, unless the Lender receives from the Borrower a written notice concerning the change of mailing address, the court may serve judicial documents and other written documents on the Borrower through the mailing address provided by the Borrower in this Contract. During the dispute settlement, if the court serves the judicial documents or other written documents by mail (including express mail, surface mail or registered mail) to the Borrower mailing address last known to the Lender, such documents shall be deemed to be served on the date on which the Borrower signs for receipt of the proof of service, or if Borrower fails to sign for receipt of the proof of service, the date on which the mail is returned;

With the exception of the judgments, verdicts and mediations, the court shall be entitled to give any notice to the Borrower by any methods of communication agreed in this Paragraph 2. The court shall be entitled to choose the communication method as it thinks fit and shall not be held liable for any error, omission or delay in delivery by mail, fax, telephone, telex or any other communication system. Where the court simultaneously chooses several communication methods, the one by which the notice is served to the Borrower earlier shall prevail.

Article 25 Appendix

The appendixes confirmed by both parties shall constitute an integral part of this Contract and shall have the same legal effect as this Contract.

Article 26 Other Agreements

1. The Borrower shall not transfer any rights and obligations under this Contract to the third party without written consent of the Lender.

2. This Contract shall be legally binding upon both Parties and their successors and assignees without prejudice to other provisions of this Contract.

3. All the transactions under this Contract are carried out for each Party’s independent benefits. If, in accordance with relevant laws, regulations and regulatory provisions, other parties to the transaction become the related parties or affiliated persons of the Lender, no Party may seek to affect the fairness of the transaction out of this related-party relationship.

4. The headings and business names in this Contract are used only for convenient reference, which shall not be used to interpret the provisions or the rights and obligations of both Parties.

5. In accordance with relevant laws, regulations and regulatory provisions, the Lender shall have the right to provide the information related to this Contract and other relevant information of the Borrower to the credit reference system of the People’s Bank of China and other credit information database established according to law for reference and use by the institutions or individuals with proper qualification according to law. The Lender shall also have the right to refer the relevant information of the Borrower through credit reference system of the People’s Bank of China and other credit information database established according to law for the purpose of the execution and performance of this Contract.

The parties acknowledge that the Borrower and the Lender have made a full negotiation in connection with all the terms of this Contract. The Lender has requested the Borrower to give special attention to and make a comprehensive and accurate understanding of all provisions concerning the rights and obligations of the parties, and has made explanations to the relevant provisions upon the Borrower's request. The Borrower has carefully read and fully understood all the provisions of the Contract. Both the Borrower and the Lender have the same understanding of the provisions of the Contract and have no objection to the contents of the Contract.

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Borrower (Official Seal): __________________________________

Legal Representative or Authorized Agent (Signature & Seal):

December 21, 2018

Lender (Official Seal): _______________________________________________________

Legal Representative or Authorized Agent (Signature & Seal):

December 21, 2018

Contract Execution Place: